                                                           Exhibit 99.B(d)(5)(i)

                                   SCHEDULE A

                                     TO THE

                      RESTATED EXPENSE LIMITATION AGREEMENT

                              ING SERIES FUND, INC.

                            OPERATING EXPENSE LIMITS

                                                                           MAXIMUM OPERATING EXPENSE LIMIT
NAME OF FUND                                                           (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------                                                           ---------------------------------------
Brokerage Cash Reserves                                                                  0.95
Initial Term Expires March 31, 2004

                                                        CLASS A     CLASS B      CLASS C     CLASS I      CLASS O     CLASS R
                                                        -------     ------       -------     ------       -------     -------
ING Bond Fund                                            1.00%       1.75%        1.75%       0.75%        1.00%        N/A
Initial Term Expires March 31, 2004

ING Classic Principal Protection Fund I                  1.50%       2.25%         N/A         N/A          N/A         N/A
Initial Term Expires May 31, 2004

ING Classic Principal Protection Fund II                 1.50%       2.25%         N/A         N/A          N/A         N/A
Initial Term Expires May 31, 2004

ING Classic Principal Protection Fund III                1.50%       2.25%         N/A         N/A          N/A         N/A
Initial Term Expires May 31, 2004

ING Classic Principal Protection Fund IV                 1.50%       2.25%         N/A         N/A          N/A         N/A
Initial Term Expires May 31, 2004

ING Government Fund                                      0.95%       1.70%        1.70%       0.70%        0.95%        N/A
Initial Term Expires March 31, 2004

ING Index Plus LargeCap Fund                             0.95%       1.70%        1.45%       0.70%        0.95%       1.20%
Initial Term Expires May 31, 2004

ING Index Plus MidCap Fund                               1.00%       1.75%        1.50%       0.75%        1.00%       1.25%
Initial Term Expires May 31, 2004

ING Index Plus Protection Fund                           1.50%       2.25%         N/A         N/A          N/A         N/A
Initial Term Expires May 31, 2004

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

                                                                           MAXIMUM OPERATING EXPENSE LIMIT
NAME OF FUND                                                           (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------                                                           ---------------------------------------
                                                        CLASS A     CLASS B      CLASS C     CLASS I      CLASS O     CLASS R
                                                        ------      -------      -------     -------      -------     -------
ING Index Plus SmallCap Fund                             1.00%       1.75%        1.50%       0.75%        1.00%       1.25%
Initial Term Expires May 31, 2004

ING International Growth Fund                            1.60%       2.35%        2.35%       1.35%        1.60%        N/A
Initial Term Expires October 31, 2003

ING Small Company Fund                                   1.50%       2.25%        2.25%       1.25%        1.50%        N/A
Initial Term Expires May 31, 2004

ING Strategic Allocation Balanced Fund                   1.20%       1.95%        1.95%       0.95%        1.20%        N/A
Initial Term Expires May 31, 2004

ING Strategic Allocation Growth Fund                     1.25%       2.00%        2.00%       1.00%        1.25%        N/A
Initial Term Expires May 31, 2004

ING Strategic Allocation Income Fund                     1.15%       1.90%        1.90%       0.90%        1.15%        N/A
Initial Term Expires May 31, 2004

ING Technology Fund                                      1.75%       2.50%        2.50%       1.50%        1.75%        N/A
Initial Term Expires May 31, 2004

ING Value Opportunity Fund                               1.35%       2.10%        2.10%       1.10%        1.35%        N/A
Initial Term Expires May 31, 2004

                                                                      /s/ HE HE
                                                                      ---------

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